                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 9, 2007
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                                 WHX CORPORATION
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             (Exact name of registrant as specified in its charter)

          DELAWARE                   1-2394                12-3768097
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(State or other jurisdiction       (Commission           (IRS Employer
     of incorporation)             File Number)        Identification No.)

1133 Westchester Avenue, Suite North 222, White Plains, New York      10604
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     (Address of principal executive offices)                      (zip code)

       Registrant's telephone number, including area code: (914) 461-1350
                                                           ---------------

                                       N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications  pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_|  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_|  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

   |_|  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS.

      Effective November 9, 2007, Ellen T. Harmon resigned from her positions of
Vice  President,  General Counsel and Secretary with each of WHX Corporation and
Handy & Harman to pursue other business opportunities.

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

Date:  November 9, 2007                   WHX CORPORATION

                                          By: /s/ Robert K. Hynes
                                             -----------------------------------
                                             Robert K. Hynes
                                             Chief Financial Officer